UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2019 (January 31, 2019)

Frontier FundS

FRONTIER DIVERSIFIED FUND

FRONTIER MASTERS FUND

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51274 (Commission File Number)	36-6815533 (IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02.  Termination of a Material Definitive Agreement.

As of January 31, 2019, Winton Capital Management Limited (“Winton”) will no longer be an advisor to Frontier Diversified Fund and Frontier Masters Fund (collectively “The Funds”) and has been replaced by Aspect Capital Limited (“Aspect”). Assets formerly managed by Winton will be added to the assets managed by Aspect in their Core Diversified Program. For information regarding Aspect or Aspect’s Core Diversified Program, including past performance information, please see page Frontier Diversified App. – 8 of the Frontier Diversified Fund Appendix from Frontier Funds Post-Effective Amendment #5 as filed with the United States Securities and Exchange Commission on January 31, 2019.

Item 8.01. Other Events.

Effective as of February 2, 2019, Frontier Fund Management, the managing owner of the Registrant, added Aspect Capital Limited (“Aspect”) as a major commodity trading advisor for Frontier Masters Fund.  Aspect will be trading their Core Diversified Program and accessed through the Galaxy Plus Managed Account platform.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account Platform and/or reference programs for the Frontier Diversified Fund are:

•	Aspect Capital Limited

•	Crabel Capital Management, LLC

•	Doherty Advisors, LLC (Non-major)

•	Emil Van Essen, LLC

•	Fort, LP

•	H2O AM, LLP

•	Landmark Trading Company (Non-major)

•	Quantitative Investment Management, LLC

•	QuantMetrics Capital Management, LLP

•	Quest Partners, LLC

•	Welton Investment Partners, LLC

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Platform and/or reference programs for the Frontier Masters Fund are:

•	Aspect Capital Limited

•	Emil Van Essen, LLC

•	Transtrend BV

•	Welton Investment Partners, LLC

Allocation of Assets among Trading Advisors and Commodity Pools

As a result of the removal of Winton Capital Management Limited, the managing owner has made the following allocation adjustments to Frontier Diversified Fund and Frontier Masters Fund

As of February 2, 2019, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of February 2, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	13%
Crabel Capital Management, LLC	5%
Doherty Advisors, LLC (accessed via Galaxy Plus Fund – Doherty Feeder Fund (528) LLC)	5%
Emil van Essen LLC (accessed via Galaxy Plus Fund – Emil Van Essen STP Feeder Fund (516) LLC)	12%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	13%
H2O AM LLP	12%
Landmark Trading Company (accessed via Galaxy Plus Fund – LRR Feeder Fund (522) LLC)	1%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	13%
QuantMetrics Capital Management LLP (accessed via Galaxy Plus Fund – QuantMetrics Feeder Fund (527) LLC)	10%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC)	3%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	13%

As of February 2, 2019, the allocation of the assets of the Frontier Heritage Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Heritage Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of February 2, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	29%
Emil van Essen LLC (accessed via Galaxy Plus Fund – Emil Van Essen STP Feeder Fund (516) LLC)	29%
Transtrend B.V. (accessed via Galaxy Plus Fund – TT Feeder Fund (531) LLC	13%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	29%

For information regarding Aspect or Aspect’s Core Diversified Program, including past performance information, please see page Frontier Diversified App. – 8 of the Frontier Diversified Fund Appendix from Frontier Funds Post-Effective Amendment #5 as filed with the United States Securities and Exchange Commission on January 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Fund,
a Series of Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Diversified Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Fund,
a Series of Frontier Funds
(Registrant)

Date: February 7, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Masters Fund, a Series of Frontier Funds